UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 12, 2004


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



    MARYLAND                      1-13589                       36-4173047
(State or other          (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)


77 West Wacker Drive, Suite 3900, Chicago, Illinois                 60601
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   (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

             Exhibit No.

             99.1 Prime Group Realty Trust  Fourth  Quarter 2003  Supplemental
                  Operating and Financial Data Package.

             99.2 Prime  Group  Realty  Trust  Fourth  Quarter and Annual 2003
                  Earnings Press Release dated March 12, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 12, 2004, Prime Group Realty Trust (the "Company") announced its consolidated financial results for the quarterly and annual periods ended December 31, 2003 and, on or about March 12, 2004, after furnishing of this Form 8-K, the Company intends to make publicly available certain supplemental information contained in its fourth quarter 2003 Supplemental Operating and Financial Data package (the "Supplemental Information Package"). The Supplemental Information Package will be available on the Company's Internet website (www.pgrt.com) and will also be available upon request as specified therein.

         Copies of the Company's fourth quarter and annual 2003 earnings press release and the Supplemental Information Package are furnished as Exhibits 99.2 and 99.1 hereto, respectively, and are incorporated herein by reference. In addition, the information contained in the Supplemental Information Package furnished as Exhibit 99.1 hereto is being furnished under "Item 9. Regulation FD Disclosure" pursuant to Regulation FD. The information contained in this current report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, or into any proxy statement or other report filed by the Company under the Securities Exchange Act of 1934, as amended.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            PRIME GROUP REALTY TRUST


Dated: March 12, 2004                     By:      /s/  Richard M. FitzPatrick
                                                   ---------------------------

                                                   Richard M. FitzPatrick
                                                   Executive Vice President and
                                                   Chief Financial Officer





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